UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2012

XFORMITY TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23391	84-1434313
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

4100 Spring Valley Road, Suite 800. Dallas, Texas  75244
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (972) 661-1200

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously reported, effective August 1, 2012,  XFormity, Inc., a Texas corporation (“XFormity” or “Seller”), the wholly-owned subsidiary of XFormity Technologies, Inc., a Colorado corporation (the “Company”) executed an Asset Purchase Agreement dated effective August 1, 2012 (“Sale Agreement”) pursuant to which XFormity agreed to transfer, sell and assign to Altametrics XFormity, LLC, a Delaware limited liability company (“Altametrics” or “Buyer”)  substantially all of the assets used in the conduct of the Business of XFormity (the “Asset Sale”).

One condition of the Asset Sale was  the execution of an Escrow Agreement and the funding of that escrow in the amount of $650,000.  The Escrow Agreement has now been executed and funded.

ITEM 9.01

EXHIBITS

99.1

Asset Purchase and Sale Agreement dated effective August 1, 2012.*

99.2

Escrow Agreement

99.3

License Agreement*

99.4

Management Agreement*

 * Previously filed.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XFormity Technologies, Inc.(Registrant)

Dated: August 30, 2012	___/s/ Chris Ball___ Chris Ball, CEO

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